Exhibit 3.173
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
Phil Wilson Secretary of State
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
GRANBURY HOSPITAL CORPORATION
Filing Number: 142527600
Articles Of Incorporation      December 18, 1996
Certificate of Assumed Business Name      January 09, 1997
Certificate of Assumed Business Name     January 09, 1997
Change Of Registered Agent/Office       July 14, 1997
Certificate of Assumed Business Name     September 11, 1997
Certificate of Assumed Business Name     September 11, 1997
Abandonment of Assumed Business Name     September 29, 1997
Abandonment of Assumed Business Name     September 29, 1997
Public Information Report (PIR)       December 31, 2002
Change of Registered Agent/Office       July 31, 2003
Change of Registered Agent/Office       November 06, 2003
Public Information Report (PIR)       December 31, 2003
Articles of Merger     March 01, 2004
Public Information Report (PIR)       December 31, 2004
In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on July 02, 2007.
Come visit us on the internet at http://www.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709 Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266 Document: 176524260010

ARTICLES OF INCORPORATION
OF
GRANBURY HOSPITAL CORPORATION
FILED
In the Office of the Secretary of State of Texas
DEC 18 1996
Corporations Section
The undersigned natural person of the age of eighteen years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:
ARTICLE ONE
The name of the Corporation is Granbury Hospital Corporation.
ARTICLE TWO
The period of its duration is perpetual.
ARTICLE THREE
The purpose for which the Corporation is organized is to engage in the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act
ARTICLE FOUR
The aggregate number of shares which the Corporation shall have authority to issue is One Thousand (1,000) shares of $ 01 par value per share common stock.
ARTICLE FIVE
The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least One Thousand Dollars ($1,000), consisting of money, labor done or property actually received
ARTICLE SIX
The street address of its initial registered office is 400 North St. Paul, Dallas, Texas 75201; and the name of its initial registered agent at such address is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company
ARTICLE SEVEN
The number of directors of the Corporation may be fixed by the Bylaws

The number of directors constituting the initial board of directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until a successor is elected and qualified are:

Ernest Bacon	T. Mark Buford
155 Franklin Road, Suite 400	155 Franklin Road, Suite 400
Brentwood, TN 37027	Brentwood, TN 37027
Linda K. Parsons
155 Franklin Road, Suite 400
Brentwood, TN 37027
ARTICLE EIGHT
The name and address of the incorporator is:
Robin J. Payton
414 Union Street, Suite 1600 Nashville,
Tennessee 37219
ARTICLE NINE
A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 2 41 of the Texas Business Corporation Act or (iv) for any transaction from which the director derives an improper personal benefit. If the Texas Business Corporation Act is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Texas Business Corporation Act, as so amended.
Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
ARTICLE TEN
A. Rights to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, or is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Texas Business Corporation Act as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader mdemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article Ten shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Texas Business Corporation Act requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article Ten or otherwise
B. Right of Indemnitee to Bring Suit. If a claim under paragraph (A) of this Article Ten is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) m any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Texas Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee has met the applicable standard of conduct set forth m the Texas Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, or in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article Ten or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation.

C. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article Ten shall not be exclusive of any other right which any person may have or hereafter acquire under these Articles of Incorporation or any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Texas Business Corporation Act.
E. Indemnity of Employees and Agents of the Corporation The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Ten or as otherwise permitted under the Texas Business Corporation Act with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
ARTICLE ELEVEN
The Bylaws of the Corporation may be altered, amended or repealed or new Bylaws may be adopted by the board of directors.
IN WITNESS WHEREOF, I have hereunto set my hand, this 17th day of December, 1996.
/s/ Robin J. Payton
Robin J. Payton, Incorporation
414 Union Street, Suite 1600
Nashville, Tennessee 37219
STATE OF TENNESSEE )
ss
COUNTY OF DAVIDSON )
I, Linda Hockmeyer, a notary public do hereby certify that on this 17th day of December, 1996, personally appeared before me, Robin J. Payton being by me first duly sworn, declared that she is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.
/s/ Linda Hockemeyer
3/27/99
(Notarial Seal)

ASSUMED NAME CERTIFICATE
1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application or comparable document is Granbury Hospital Corporation.
2. The assumed name under which the business or professional service is or is to be conducted or rendered is Hood General Home Health
3. The state, country, or ether jurisdiction under the laws of which it was Incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 400 North St. Paul, Dallas, TX 75201.
4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years.
5. The entity is a (circle one) (business corporation), nonprofit corporation, professional corporation, professional association, limited liability company, limited partnership, registered limited liability partnership or some other type of incorporated business, professional or other association (specify)
6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 400 North St. Paul, Dallas, TX 75201 and the name of its registered agent at such address CSC-Lawyers Incorporating Service Co. The address of the principal office (If not the same as the registered office) is 1310 Paluxy Road, Granbury, TX 76048.
7. If the entity is not required to or does not maintain a registered office inn Texas, the office address is N/A and if the entity is not incorporated, organised or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A.
8. The county or counties where business or professional services are being or are to fro conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”);
Hood County, Texas and All
(Certificate must be executed and notarized on the back of this form.)

/s/ Sara Martin-Michels
Signature of officer, genera/ partner, manager, representative or attorney-in-fact of the entity
Before me on this 7th day of January, 1997, personally appeared Sara Martin-Michels and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.

(Notary Seal)	/s/ Angela L. Bruce
Notary Public, State of Tennessee
INSTRUCTIONS FOE FILING ASSUMED NAME CERTIFICATE
1. A corporation, limited liability company, limited partnership or registered limited liability partnership, which regularly conducts business or renders a professional service In this date under a name ether than the name contained in its article; of incorporation, articles of organization, certificate of limited partnership or application, mud file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.
2. The Information provided in paragraph 6 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verity the information on file with this office, you may contact our corporate information unit at (512) 463-5555. Forms to change the registered agent/office are available from this office should you require to update this information.
3. A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duty authorized in writing by his principal to execute and acknowledge the same.
4. For purposes of filing with the secretary of state, the assumed name registrant should submit an originally executed assumed name certificate accompanied by the filing fee of $25 to the Secretary of State, Statutory Filings Division, Corporations Section, P.O. Box 13697, Austin, Texas 78711-3697. The phone number is (512) 463-5532, TDD: (800) 735-2989, FAX: (512) 463-5709.
5. All assumed name certificates to be filed with the county clerk must be forwarded directly to the appropriate county clerk by the assumed name registrant.
6. Whenever an event occurs that causes the information in the assumed name certificate to become materially misleading (eg. change of registered agent/office or a change of name), a new certificate must be filed within 60 days aster the occurrence of the mats which necessitate the filing.
7. A registrant that ceases to transact business or render professional services under an assumed name for which a certificate has been filed may file an abandonment of use pursuant to the Texas Business and Commerce Code, §36.14. Forum for this purposes are available from this office.

HOOD GENERAL HOSPITAL AUXILIARY, INC. 1310 Paluxy Road Granbury, Texas 76048

TO:	Texas Secretary of State
Filings Division, Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

RE	Assumed Name Filing. Hood General Home Health
This notice serves as our authorization for Granbury Hospital Corporation, located at 1310 Paluxy Road, Granbury, Texas 76048, to use the assumed name listed above.
Dated the 7th day of January, 1997.
HOOD GENERAL HOSPITAL AUXILIARY, INC.
By: /s/ Minnie Whiteside Title: President

ASSUMED NAME CERTIFICATE
1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application or comparable document is Granbury Hospital Corporation.
2. The assumed name under which the business or professional service is or is to be conducted or rendered is Hood General Home Health
3. The state, country, or ether jurisdiction under the laws of which it was Incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 400 North St. Paul, Dallas, TX 75201.
4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years.
5. The entity is a (circle one) (business corporation), nonprofit corporation, professional corporation, professional association, limited liability company, limited partnership, registered limited liability partnership or some other type of incorporated business, professional or other association (specify)
6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 400 North St. Paul, Dallas, TX 75201 and the name of its registered agent at such address CSC-Lawyers Incorporating Service Co. The address of the principal office (If not the same as the registered office) is 1310 Paluxy Road, Granbury, TX 76048.
7. If the entity is not required to or does not maintain a registered office in Texas, the office address is N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A.
8. The county or counties where business or professional services are being or are to fro conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”);
Hood County, Texas and All
(Certificate must be executed and notarized on the back of this form.)

/s/ Sara Martin-Michels
Signature of officer, genera/ partner, manager, representative or attorney-in-fact of the entity
Before me on this 7th day of January, 1997, personally appeared Sara Martin-Michels and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.

(Notary Seal)	/s/ Angela L. Bruce
Notary Public, State of Tennessee
INSTRUCTIONS FOE FILING ASSUMED NAME CERTIFICATE
1. A corporation, limited liability company, limited partnership or registered limited liability partnership, which regularly conducts business or renders a professional service in this date under a name ether than the name contained in its article; of incorporation, articles of organization, certificate of limited partnership or application, mud file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.
2. The information provided in paragraph 6 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verify the information on file with this office, you may contact our corporate information unit at (512) 463-5555. Forms to change the registered agent/office are available from this office should you require to update this information.
3. A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duty authorized in writing by his principal to execute and acknowledge the same.
4. For purposes of filing with the secretary of state, the assumed name registrant should submit an originally executed assumed name certificate accompanied by the filing fee of $25 to the Secretary of State, Statutory Filings Division, Corporations Section, P.O. Box 13697, Austin, Texas 78711-3697. The phone number is (512) 463-5532, TDD: (800) 735-2989, FAX: (512) 463-5709.
5. All assumed name certificates to be filed with the county clerk must be forwarded directly to the appropriate county clerk by the assumed name registrant.
6. Whenever an event occurs that causes the information in the assumed name certificate to become materially misleading (eg. change of registered agent/office or a change of name), a new certificate must be filed within 60 days after the occurrence of the events which necessitate the tiling.
7. A registrant that ceases to transact business or render professional services under an assumed name for which a certificate has been filed may file an abandonment of use pursuant to the Texas Business and Commerce Code, §36.14. Forum for this purposes are available from this office.

HOOD GENERAL HOSPITAL AUXILIARY, INC. 1310 Paluxy Road Granbury, Texas 76048

TO:	Texas Secretary of State
Filings Division, Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

RE	Assumed Name Filing. Hood General Home Health
This notice serves as our authorization for Granbury Hospital Corporation, located at 1310 Paluxy Road, Granbury, Texas 76048, to use the assumed name listed above.
Dated the 7th day of January, 1997.
HOOD GENERAL HOSPITAL AUXILIARY, INC.
By: /s/ Minnie Whiteside
Title: President

STATEMENT OF CHANGE OF REGISTERED OFFICERED
To the Secretary of State State of Texas
Pursuant to the provisions of Article 2.10.1 of the Texas Business Corporation Act, the undersigned registered agent, for the corporation named below submits the following statement for the purpose of changing the registered office address for such corporation in the State of Texas:
Charter No. See attached list
1. The name of the corporation (hereinafter called the “Corporation’) represented by the said registered agent is:
See attached list
2. The address at which the said registered agent has maintained the registered office for the corporation is
400 N. St. Paul
Dallas, Texas 75201
3. The new address at which the said registered agent will hereafter maintain the registered office for the corporation is
800 Brazos
Austin, Texas 78701
4. Notice of this change of address has been given in writing to the above corporation at least 10 days prior to the date of filing of this Statement.
Dated: July 11, 1997
Corporation Service Company
d/b/a CSC-Lawyers Incorporating Service Company
/s/ John H. Pelletier
John H. Pelletier, Assistant Vice President

File
Type	File No.	Status	Corporation Name & Agent	Address	City	Zip
00	01425105	A	Texas Healthcare management Solutions, Inc. Corporation Service Company D/B/A+	400 N. St. Paul	Dallas	75201
00	01425240	A	LVNA Finance Corp. Corporation Service Company D/B/A+	400 North St. Paul	Dallas	75201
00	01425276	A	Granbury Hospital Corporation Corporation Corporation Service Company D/B/A+	400 North St. Paul	Dallas	75201
00	01425755	A	Portland General Property Holdings, Inc. Corporation Service Company	400 N. St. Paul	Dallas	75201
00	01426124	A	All Lines Claim Service, Inc. Corporation Service Company	400 N. St. Paul	Dallas	75201
00	01426745	A	DD San Pedro Corp. Corporation Service Company D/B/A C	400 N. St. Paul	Dallas	75201
00	01426806	A	Columbia Surgery Group, Inc. The Prentice-Hall Corporation System	400 N. St. Paul	Dallas	75201
00	01426808	A	Columbia Central Texas Division, Inc. The Prentice-Hall Corporation System	400 N. St. Paul	Dallas	75201
00	01426809	A	Columbia Greater Houston Division, Inc. The Prentice-Hall Corporation System	400 N. St. Paul	Dallas	75201
00	01425810	A	Columbia Lone Star/Arkansas Division, Inc. The Prentice-Hall Corporation System	400 N. St. Paul	Dallas	75201
00	01425811	A	Columbia North Texas Division, Inc. The Prentice-Hall Corporation System	400 N. St. Paul	Dallas	75201
00	01426812	A	Columbia South Texas Division, Inc. The Prentice-Hall Corporation System	400 N. St. Paul	Dallas	75201
00	01426988	A	Mohane Family Holdings, inc. The Prentice-Hall Corporation System	400 N. St. Paul	Dallas	75201
00	01427361	A	Columbia Ambulatory Surgery Division, Inc. The Prentice-Hall Corporation System	400 N. St. Paul	Dallas	75201
00	01427398	A	The West Texas Division of Columbia, Inc. The Prentice-Hall Corporation System	400 N. St. Paul	Dallas	75201

File
Type	File No.	Status	Corporation Name & Agent	Address	City	Zip
00	01427421	A	Clements Electric Inc. Corporation Service Company D/B/A C	400 N. St. Paul	Dallas	75201
00	01427925	A	Tri Star Metals Inc. Corporation Service Company D/B/A C	400 N. St. Paul	Dallas	75201
00	01428667	A	Columbia/HCA Western Group, Inc. Prentice hall Corporation System	400 N. St. Paul	Dallas	75201

FORM PROMULGATED BY THE SECRETARY OF STATE FOR ASSUMED NAME CERTIFICATE FOR AN INCORPORATED BUSINESS OR PROFESSION
ASSUMED NAME CERTIFICATE FOR AN INCORPORATE BUSINESS OR PROFESSION
1. The assumed name under which the business or professional service is or is to be conducted or rendered is Lake Granbury Medical Center
2. The name of the incorporated business or profession as stated in its articles of incorporation or comparable document is Granbury Hospital Corporation.
3. The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 800 Brazos, Austin, TX 78701.
4. The period, not to exceed ten years, during which the assumed name will be used is 10 years.
5. The corporation is a (circle one): (business corporation) nonprofit corporation, professional corporation, professional association or other type of corporation (specify)
6. If the corporation is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos, Austin, TX 78701 and the name of the registered agent at such address is CSC Lawyers Incorporation Service. The address of the principal office (if not the same as the registered office) is 1310 Paluxy Road, Granbury TX 76048
7. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A.
8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT Hood County):
/s/ Sara Martin-Michels
Signature of officer, representative or attorney-in-fact of corporation

Before me on this 9th day of September, 1997, personally appeared Sara Martin-Michels and acknowledged to me that (s)he executed the foregoing certificate for the purposes therein expressed.
/s/ Angela L. Bruce
Notary Public            County of Williamson, State Tennessee
(Notary Seal)
EXECUTION AND FILING
The assumed name certificate should be signed and acknowledged by an officer, representative, or attorney-in-fact of the corporation. A certificate executed by an attorney-in-fact should include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same. Submit an original copy of the certificate to the secretary of state for filing. The secretary of state will issue a letter acknowledging filing.
FEES
The fee for filing an assumed name certificate with the secretary of state is $25.00. The fee for filing with the county clerk is $2.00 per certificate, plus a fee of $.50 for each name to be indexed.
MATERIAL CHANGE IN INFORMATION ON AN ASSUMED NAME CERTIFICATE
Whenever there is a material change in information on an assumed name certificate, a new certificate should be filed. The new certificate should be filed within 60 days after the occurrence of the change that necessitated filing. Material changes include: (1) a change in the name, identity, entity, form of business or professional organization, or location of a registrant;
(2) in the case of a proprietorship or sole practitioner, a change in ownership;
(3) in the case of a partnership, the admission of a new partner or joint venturer or whenever any general partner or joint venturer ceases to be associated with the partnership; or
(4) in the case of a registrant that is required by law to maintain a registered or similar office and a registered or similar agent at such office, a change in the address of such office or identity of such agent. (Texas Business and Commerce Code, Section 36.12)
ABANDONMENT OF AN ASSUMED NAME
A registrant that ceases to transact business or render professional services under an assumed name for which a certificate has been filed may file an abandonment of use pursuant to the Texas Business and Commerce Code, Section 36.14. The statement of abandonment of use should set forth:

FORM PROMULGATED BY THE SECRETARY OF STATE FOR ASSUMED NAME CERTIFICATE FOR AN INCORPORATED BUSINESS OR PROFESSION
ASSUMED NAME CERTIFICATE
FOR AN INCORPORATE BUSINESS OR PROFESSION
1. The assumed name under which the business or professional service is or is to be conducted or rendered is Lake Granbury Home Health
2. The name of the incorporated business or profession as stated in its articles of incorporation or comparable document is Granbury Hospital Corporation.
3. The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 800 Brazos, Austin, TX 78701.
4. The period, not to exceed ten years, during which the assumed name will be used is 10 years.
5. The corporation is a (circle one): (business corporation) nonprofit corporation, professional corporation, professional association or other type of corporation (specify)
6. If the corporation is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos, Austin, TX 78701 and the name of the registered agent at such address is CSC Lawyers Incorporation Service. The address of the principal office (if not the same as the registered office) is 1310 Paluxy road, Granbury TX 76048
7. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A.
8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT Hood County):
/s/ Sara Martin-Michels
Signature of officer, representative or attorney-in-fact of corporation

Before me on this day of 9th September, 1997, personally appeared Sara Martin Michaels and acknowledged to me that (s)he executed the foregoing certificate for the purposes therein expressed.
/s/ Angela L. Bruce
Notary Public County of Williamson State of Tennessee
(Notary Seal)
EXECUTION AND FILING
The assumed name certificate should be signed and acknowledged by an officer, representative, or attorney-in-fact of the corporation. A certificate executed by an attorney-in-fact should include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same. Submit an original copy of the certificate to the secretary of state for filing. The secretary of state will issue a letter acknowledging filing.
FEES
The fee for filing an assumed name certificate with the secretary of state is $25.00. The fee for filing with the county clerk is $2.00 per certificate, plus a fee of $50 for each name to be indexed.
MATERIAL CHANGE IN INFORMATION ON AN ASSUMED NAME CERTIFICATE
Whenever there is a material change in information on an assumed name certificate, a new certificate should be filed. The new certificate should be filed within 60 days after the occurrence of the change that necessitated filing. Material changes include:(1) a change in the name, identity, entity, form of business or professional organization, or location of a registrant;
(2) in the case of a proprietorship or sole practitioner, a change in ownership;
(3) in the case of a partnership, the admission of a new partner or joint venturer or whenever any general partner or joint venturer ceases to be associated with the partnership; or
(4) in the case of a registrant that is required by law to maintain a registered or similar office and a registered or similar agent at such office, a change in the address of such office or identity of such agent (Texas Business and Commerce Code, Section 36.12)
ABANDONMENT OF AN ASSUMED NAME
A registrant that ceases to transact business or render professional services under an assumed name for which a certificate has been filed may file an abandonment of use pursuant to the Texas Business and Commerce Code, Section 36.14. The statement of abandonment of use should set forth:

STATEMENT OF ABANDONMENT OF ASSUMED NAME
1. The assumed name being abandoned is HOOD GENERAL HOSPITAL.
2. The date of filing of the assumed name certificate with the Texas Secretary of State was January 9, 1997. The date of filing of the assumed name certificate with the County Clerk of Hood County was January 14, 1997.

3. The registrant’s name and address are:	Granbury Hospital Corporation 1310 Paluxy Road Hood County Granbury, Texas 76048
/s/ Sara Martin-Michels
Signature of officer, general partner, manager,
representative or attorney-in-fact of the entity
Before me this 9th day of September, 1997, personally appeared Sara Martin-Michels and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.

(Notary Seal)	/s/ Angela L. Bruce
Notary Public, State of Tennessee

STATEMENT OF ABANDONMENT OF ASSUMED NAME
1. The assumed name being abandoned is HOOD GENERAL HOME HEALTH
2. The date of filing of the assumed name certificate with the Texas Secretary of State was January 9, 1997. The date of filing of the assumed name certificate with the County Clerk of Hood County was January 14, 1997.

3. The registrant’s name and address are:	Granbury Hospital Corporation 1310 Paluxy Road Hood County Granbury, Texas 76048
/s/ Sara Martin-Michels
Signature of officer, general partner, manager,
representative or attorney-in-fact of the entity
Before me this 9th day of September, 1997, personally appeared Sara Martin-Michels and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.
/s/ Angela L. Bruce
Notary Public, State of Tennessee

a. T Code ☑ 13196 Franchise ☐ 16196 Bank
b. Do not write in the space above
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
c. Taxpayer identification number 1-75-2682017-4
d. Report year 02
MUST be filed with your Corporation Franchise Tax Report
e. PIR / IND ☐ 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. Item K on Franchise 7389 Tax Report form, Page 1
Corporation name and address Granbury Hospital Corporation
155 Franklin Road, Suite 400, Brentwood, TN 37027
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
“SECTION A” MUST BE COMPLETE AND ACCURATE. Please sign below
If preprinted information is not correct, please type or print the correct information.
☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
1310 Paluxy Road, Granbury, TX 76048
SECTION A Name, title and mailing address of each officer and director, Use additional sheets, if necessary.

NAME SEE STMT 3	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company, if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets if necessary.
Name of owned (subsidiary) corporation     State of incorporation     Texas S.O.S. file number Percentage Interest
Name of owned (subsidiary) corporation     State of incorporation     Texas S.O.S. file number Percentage Interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.
Name of owning (patent) corporation CHS Holdings Corp.
State of incorporation NY
Texas S.O.S. file number N/A
Percentage interest100.0000
Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent: Corporation Service Company
Office 800 Brazos Street, Austin TX 78701
☐ Check here if you need forms to change this information.

I declare that the information in this document and any attachments is true and correct to the best of m knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.
sign here Officer, director or other authorized person /s/ T. Mark Buford
Title Vice Pres. and Controller     Date 11/15/02     Daytime phone (Area code and number) 615/373-9600

Granbury Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors
NAME     TITLE     DIRECTOR     MAILING ADDRESS
Portacci, Michael T.     President and CEO      Yes       155 Franklin Road. Suite 400, Brentwood, Tennessee 37027
Cash, W. Larry      Exec. V.P. and CFO       Yes       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Seifert, Rachel A.       S.V.P. and Secretary       Yes       155 Franklin Road. Suite 400, Brentwood, Tennessee 37027
Schweinhart, Martin G.      S.V.P., Operations       No       155 Franklin Road, Suite 400. Brentwood, Tennessee 37027
Hardison, Robert E.       S.V.P., Acquisitions and Development       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Doucette, James W.       V.P., Finance and Treasurer       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Buford, T. Mark       V.P. and Controller       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Horrar, Robert A.       V.P., Administration       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Parsons, Linda K.       V.P , Human Resources       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Lipp, Carolyn S.       S.V.P., Quality and Resource Management       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Horrar, Robert O.       Asst. V.P., Business Development and Managed Care       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Carlton Larry       Asst. V.P., Revenue Management       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Connelly, Sherry A.       Asst. Secretary       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Office of the Secretary of State Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
(Form 408)
Filed in the Office of the Secretary of State of Texas
Filing #: 142527600 07/31/2003Document #: 39207690484
Image Generated Electronically for Web Filing
STATEMENT OF CHANGE OF ADDRESS OF REGISTERED AGENT
1. The name of the entity represented is
GRANBURY HOSPITAL CORPORATION
The entity’s filing number is 142527600
2. The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)
800 Brazos Austin, Texas 78701
3. The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)
701 Brazos Street, Suite 1050, Austin, Texas 78701
4. Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 07/31/03
Corporation Service Company
d/b/a CSC-Layers Incorporating Service Company
Name of Registered Agent
John H. Pelletier, Asst. VP
Signature of Registered Agent
FILING OFFICE COPY

Office of the Secretary of State Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
FILED
In the Office of the Secretary of State of Texas
NOV 06 2003
Corporations Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1. The name of the entity is GRANBURY HOSPITAL CORPORATION
and the file number issued to the entity by the secretary of state is 142527600
2. The entity is: (Check one.)
☑ a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.
☐ a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.
☐ a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.
☐ a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.
☐ an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 701 Brazos Street, Suite 1050, Austin, TX 78701
4. ☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)
1614 Sidney Baker Street, Kerrville, TX 78028
OR ☐ B. The registered office address will not change.

5. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Corporation Service Company
6. ☑ A. The name of the NEW registered agent is National Registered Agents, Inc.
OR ☐ B. The registered agent will not change.

7. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.
By: /s/ Kimberly A. Wright ASST. SEC.
(A person authorized to sign on behalf of the entity)
INSTRUCTIONS
1. It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.
2. You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.
3. An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.
4. Please attach the appropriate fee:
Business Corporation     $15.00
Financial Institution, other than Credit Unions       $15.00
Financial Institution that is a Credit Union      $ 5.00
Non-Profit Corporation       $ 5.00
Limited Liability Company       $10.00
Limited Partnership       $50.00
Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.

5. Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.

a. T Code ☑ 13196 Franchise ☐ 16196 Bank
b. Do not write in the space above
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
c. Taxpayer identification number 1-75-2682017-4
d. Report year 03
MUST be filed with your Corporation Franchise Tax Report
e. PIR / IND ☐ 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. Item K on Franchise 0142527600
Tax Report form, Page 1
Corporation name and address            Granbury Hospital Corporation
155 Franklin Road, Suite 400
Brentwood, TN 37027
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
“SECTION A” MUST BE COMPLETE AND ACCURATE. Please sign below
If preprinted information is not correct, please type or print the correct information.
☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
1310 Paluxy Road, Granbury, TX 76048
SECTION A Name, title and mailing address of each officer and director. Use additional sheets, if necessary.

NAME SEE STMT 3	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company, if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets if necessary.
Name of owned (subsidiary) corporation            State of incorporation            Texas S.O.S. file number Percentage Interest
Name of owned (subsidiary) corporation            State of incorporation            Texas S.O.S. file number Percentage Interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.
Name of owning (patent) corporation CHS Holdings Corp.
State of incorporation NY
Texas S.O.S. file number N/A
Percentage interest100.0000
Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent: Corporation Service Company
Office 800 Brazos Street, Austin TX 78701

☐ Check here if you need forms to change this information.
I declare that the information in this document and any attachments is true and correct to the best of m knowledge and belief and that a copy of this report has been mailed to each person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.
sign here Officer, director or other authorized person /s/ T. Mark Buford
Title Vice Pres. and Controller            Date            Daytime phone (Area code and number) 615/373-9600

STATEMENT 3       03323242876
Granbury Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors
NAME       TITLE      DIRECTOR            MAILING ADDRESS
Portacci, Michael T.       President and CEO       Yes       155 Franklin Road. Suite 400, Brentwood, Tennessee 37027
Cash, W. Larry       Exec. V.P. and CFO       Yes      155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Seifert, Rachel A.       S.V.P. and Secretary       Yes       155 Franklin Road. Suite 400, Brentwood, Tennessee 37027
Schweinhart, Martin G.      S.V.P., Operations       No       155 Franklin Road, Suite 400. Brentwood, Tennessee 37027
Hardison, Robert E.       S.V.P., Acquisitions and Development       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Doucette, James W.       V.P., Finance and Treasurer      No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Buford, T. Mark       V.P. and Controller       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Horrar, Robert A.       V.P., Administration       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Parsons, Linda K.       V.P , Human Resources       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Lipp, Carolyn S.       S.V.P., Quality and Resource Management       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Horrar, Robert O.       Asst. V.P., Business Development and Managed Care       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Carlton Larry            Asst. V.P., Revenue Management       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Connelly, Sherry A.       Asst. Secretary       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

FILED
In the Office of the Secretary of State of Texas
MAR 01 2004
Corporations Section
ARTICLES OF MERGER OF GRANBURY HOSPITAL CORPORATION – ASC
AND
GRANBURY HOSPITAL CORPORATION
Executed: February 27, 2004
To the Secretary of State
State of Texas
Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, the domestic corporations herein named do hereby adopt the following articles of merger:
FIRST: The names of the constituent corporations are Granbury Hospital Corporation — ASC and Granbury Hospital Corporation, both of which are business corporations organized under the laws of the State of Texas and are subject to the provisions of the Texas Business Corporation Act.
SECOND: Attached hereto and made a part hereof is the Agreement and Plan of Merger for merging Granbury Hospital Corporation — ASC with and into Granbury Hospital Corporation as approved by the directors and the shareholders of the said constituent corporations.
THIRD: The number of shares of Granbury Hospital Corporation — ASC which were outstanding at the time of the approval of the Agreement and Plan of Merger by its shareholders is 1,000, all of which are of one class.
FOURTH: The approval of the Agreement and Plan of Merger by the shareholders of Granbury Hospital Corporation — ASC was by written consent, which has been given in accordance with the provisions of Article 9.10 of the Texas Business Corporation Act, and any written notice required by that Article has been given.
FIFTH: The number of shares of Granbury Hospital Corporation which were outstanding at the time of the approval of the Agreement and Plan of Merger by its shareholders is 1,000, all of which are of one class.
SIXTH: The approval of the Agreement and Plan of Merger by the shareholders of Granbury Hospital Corporation was by written consent, which has been given in accordance with the provisions of Article 9.10 of the Texas Business Corporation Act, and any written notice required by that Article has been given.

SEVENTH: Granbury Hospital Corporation will continue to exist as the surviving corporation under its present name pursuant to the provisions of the Texas Business Corporation Act.
EIGHTH: Granbury Hospital Corporation will be responsible for the payment of all franchise taxes due on behalf of the Granbury Hospital Corporation — ASC.
Effective as of the 1st day of March, 2004.
Granbury Hospital Corporation — ASC
By: /s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President, Secretary and General Counsel
Granbury Hospital Corporation
By: /s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President, Secretary and General Counsel

AGREEMENT AND PLAN OF MERGER
OF
GRANBURY HOSPITAL CORPORATION — ASC
AND
GRANBURY HOSPITAL CORPORATION
AGREEMENT AND PLAN OF MERGER entered into on February 27, 2004, by Granbury Hospital Corporation - ASC, a business corporation of the State of Texas, and approved by resolution adopted by its Board of Directors on February 27, 2004, and entered into on February 27, 2004 by Granbury Hospital Corporation, a business corporation of the State of Texas, and approved by resolution adopted by its Board of Directors on February 27, 2004.
WHEREAS, Granbury Hospital Corporation — ASC is a business corporation of the State of Texas with its registered office therein located at 1614 Sidney Baker Street, Kenville, Texas 78028; and
WHEREAS, the total number of shares of stock which Granbury Hospital Corporation -ASC has authority to issue is 1,000, all of which are of one class and of a par value of $.01 each; and
WHEREAS, Granbury Hospital Corporation is a business corporation of the State of Texas with its registered office therein located 1614 Sidney Baker Street, Kerrville, Texas 78028; and
WHEREAS, the total number of authorized shares of stock which Granbury Hospital Corporation has authority to issue is 1,000, all of which are of one class and of a par value of $.01 each; and
WHEREAS, the Texas Business Corporation Act permits the merger of a business corporation with and into a business corporation of the State of Texas; and
WHEREAS, Granbury Hospital Corporation -ASC and Granbury Hospital Corporation and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and the best interests of said corporations and their respective shareholders to merge Granbury Hospital Corporation — ASC with and into Granbury Hospital Corporation pursuant to the provisions of the Texas Business Corporation Act upon the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the premises of the mutual agreement of the parties hereto, being thereunto duly entered into by Granbury Hospital Corporation — ASC and approved by a joint resolution adopted by its Sole Shareholder and Board of Directors and being thereunto duly entered into by Granbury Hospital Corporation and approved by a Joint resolution adopted by its Sole Shareholder and Board of Directors, the Agreement and Plan of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1. Granbury Hospital Corporation — ASC and Granbury Hospital Corporation shall, pursuant to the provisions of the Texas Business Corporation Act, be merged with and into a single corporation, to wit, Granbury Hospital Corporation, which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name, pursuant to the provisions of the Texas Business Corporation Act. The separate existence of Granbury Hospital Corporation — ASC, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease at said effective time in accordance with the provisions of the Texas Business Corporation Act.
2. The Articles of Incorporation of the surviving corporation in force and in effect in the State of Texas at the effective time of the merger herein provided for shall continue to be the Articles of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Texas Business Corporation Act.
3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Texas Business Corporation Act.
4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the Board of Directors and the officers of the surviving corporation at the time of the merger, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.
5. Each issued share of the terminating corporation shall, from the effective time of the merger, cease to exist and all certificates for such stock shall be canceled and no shares of the surviving corporation shall be exchanged therefore. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued at the effective time of the merger shall continue to represent one issued share of the surviving corporation.
6. The surviving corporation does hereby agree that it may be served with process in the State of Texas in any proceeding for enforcement of any obligation of the terminating corporation, as well as for enforcement of any obligation of the surviving corporation arising from the merger herein provided for, including any suit or other proceeding to enforce the right of any stockholder of the terminating corporation as and when determined in appraisal proceedings pursuant to the provisions of the law of the State of Texas, does hereby irrevocably appoint the Secretary of State of the State of Texas as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following address to which a copy of such process shall be malted by the Secretary of State of the State of Texas: Granbury Hospital Corporation, c/o National Registered Agents, Inc., 1614 Sidney Baker Street, Kerrville, TX 78028.
7. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted in accordance with the provisions of the Texas Business Corporation Act, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Texas, and that they will cause to be performed all necessary acts within the State of Texas and elsewhere to effectuate the merger herein provided for.
8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for, to be effective on the 1st day of March, 2004.

a. T Code ☑ 13196 Franchise ☐ 16196 Bank
b. Do not write in the space above
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
c. Taxpayer identification number 1-75-2682017-4
d. Report year 04
MUST be filed with your Corporation Franchise Tax Report
e. PIR / IND ☐ 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. Item K on Franchise 01425276
Tax Report form, Page 1
Corporation name and address            Granbury Hospital Corporation
155 Franklin Road, Suite 400
Brentwood, TN 37027
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
“SECTION A” MUST BE COMPLETE AND ACCURATE. Please sign below!
If preprinted information is not correct, please type or print the correct information.
☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
1310 Paluxy Road, Granbury, TX 76048
SECTION A Name, title and mailing address of each officer and director, Use additional sheets, if necessary.

NAME SEE STMT 3	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)

NAME	TITLE	DIRECTOR ☐ YES	Social Security No. (Optional)

MAILING ADDRESS		Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company, if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets if necessary.
Name of owned (subsidiary) corporation     State of incorporation       Texas S.O.S. file number       Percentage Interest
Name of owned (subsidiary) corporation      State of incorporation       Texas S.O.S. file number      Percentage Interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.
Name of owning (patent) corporation CHS Holdings Corp.
State of incorporation NY
Texas S.O.S. file number N/A
Percentage interest100.0000
Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent: National Registered Agents, Inc.
Office 1614 Sidney Baker Street

Kerrville TX 78028
☐ Check here if you need forms to change this information.
I declare that the information in this document and any attachments is true and correct to the best of m knowledge and belief and that a copy of this report has been mailed toeach person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.
sign here Officer, director or other authorized person /s/ T. Mark Buford
Title Vice Pres. and Controller      Date 11/12/04       Daytime phone (Area code and number)       615/373-9600

STATEMENT 2       04329160970
Granbury Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors
NAME       TITLE       DIRECTOR       MAILING ADDRESS
Portacci, Michael T.       President and CEO       Yes       155 Franklin Road. Suite 400, Brentwood, Tennessee 37027
Cash, W. Larry       Exec. V.P. and CFO       Yes       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Seifert, Rachel A.       S.V.P. and Secretary       Yes       155 Franklin Road. Suite 400, Brentwood, Tennessee 37027
Schweinhart, Martin G.       S.V.P., Operations       No       155 Franklin Road, Suite 400. Brentwood, Tennessee 37027
Hawkins, Kenneth D.       S.V.P., Acquisitions and Development       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Doucette, James W.       V.P., Finance and Treasurer       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Buford, T. Mark       V.P. and Controller       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Horrar, Robert A.       V.P., Administration       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Parsons, Linda K.       V.P , Human Resources       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Lipp, Carolyn S.       S.V.P., Quality and Resource Management       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Horrar, Robert O.       Asst. V.P., Business Development and Managed Care       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Carlton, Larry       Asst. V.P., Revenue Management       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Connelly, Sherry A.       Asst. Secretary       No       155 Franklin Road, Suite 400, Brentwood, Tennessee 37027